EXHIBIT 10.2

FIRST AMENDMENT TO

PURCHASE AND SALE GREEMENT

This First Amendment to Purchase Agreement ("Amendment") is made as of the 14th day of September, 2011, between the parties indicated below as Seller ("Seller"), and CYBERONICS, INC. a Delaware corporation ("Purchaser").

Background Facts

A.           Seller and Purchaser entered into that certain Purchase and Sale Agreement (as amended, the "Agreement") dated effective August 23, 2011, providing for the purchase and sale of the Property being more particularly described therein.

B.           Seller and Purchaser desire to modify the Agreement in certain respects as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

Agreements

1.           Seller and Purchaser ratify the above background facts.  All capitalized terms not defined in this Amendment shall have the same meanings given them in the Agreement

2.           The Closing Date is hereby amended to be on September 15, 2011

3.           Neither Seller nor Purchaser waive any rights by entering into this Amendment.

4.           Except as modified by this Amendment, the Agreement remains in full force and effect in accordance with its original terms.  This Amendment may be executed by facsimile or e-mail counterparts and the same shall be effective as an original binding agreement.

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SELLER:

NNN 100 CYBERONICS DRIVE, LLC,
a Delaware limited liability company

By:	Grubb & Ellis Realty Investors, LLC
a Virginia limited liability company
(f/k/a Triple Net Properties, LLC)
Its:	Manager

By:/s/ Todd Mikles
Name: Todd Milkles
Title: President and CEO

NNN 100 CYBERONICS DRIVE 1, LLC
NNN 100 CYBERONICS DRIVE 2, LLC
NNN 100 CYBERONICS DRIVE 3, LLC
NNN 100 CYBERONICS DRIVE 4, LLC
NNN 100 CYBERONICS DRIVE 5, LLC
NNN 100 CYBERONICS DRIVE 6, LLC
NNN 100 CYBERONICS DRIVE 7, LLC
NNN 100 CYBERONICS DRIVE 8, LLC
NNN 100 CYBERONICS DRIVE 9, LLC
NNN 100 CYBERONICS DRIVE 10, LLC
NNN 100 CYBERONICS DRIVE 11, LLC
NNN 100 CYBERONICS DRIVE 12, LLC
NNN 100 CYBERONICS DRIVE 13, LLC
NNN 100 CYBERONICS DRIVE 14, LLC

By: /s/ Fred Jensen
Fred Jensen
Vice President of each of the above entities

PURCHASER:

CYBERONICS, INC.

By:  /s/ Daniel J. Moore
Name:  Daniel J. Moore
Title:  President & CEO